UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)

NEW YORK                        0-30512                              14-1804460
State or other          (Commission File Number)                  (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                          Number)

284 South Avenue, Poughkeepsie, New York                             12601-4879
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

            On March 10, 2006, CH Energy Group, Inc. (the "Corporation") announced that its Board of Directors has nominated three candidates for election to the Board at the Annual Meeting of Shareholders, two presently serving directors and one new nominee. The new nominee is Ernest P. Verebelyi, who will, if elected, take the seat vacated by Heinz K. Fridrich.

A copy of the press released issued by the Corporation is furnished as Exhibit 99 to this report.

The Corporation does not intend for this Item 7.01 or Exhibit 99 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

Exhibit                                      Description

99       Press release issued March 10, 2006 by the Corporation and furnished pursuant to Item 7.01, Regulation FD Disclosure.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CH ENERGY GROUP, INC.
                                                       (Registrant)


                                                 By: /s/Donna S. Doyle
                                                 ------------------------
                                                       Donna S. Doyle
                                        Vice President - Accounting & Controller

Date:  March 13, 2006

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                Exhibit Description

99             Press Release of CH Energy Group, Inc., issued March 10, 2006.*

*filed herewith.